EXHIBIT 3.(1)

                             Mail to: Secretary of State         For office use
                                Corporations Section                  only
                              1560 Broadway, Suite 200
                                  Denver, CO 80202
                                  (303) 894-2251
                                Fax (303) 894-2242

Please include a typed
self-addressed envelope

MUST BE TYPED
FILING FEE: $50.00
MUST SUBMIT TWO COPIES

                           ARTICLES OF INCORPORATION

Corporation Name  Automotive Technologies Inc.
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Principal Business Address  669 Peoria Street Suite 289, Aurora, CO 80011
                          ------------------------------------------------------

Cumulative voting shares of stock is authorized.  Yes / /    No /X/

If duration is less than perpetual enter number of years
                                                         -----------------------

Preemptive rights are granted to shareholders.    Yes / /    No /X/

STOCK INFORMATION: (If additional space is needed, continue on a separate sheet of paper.)

Stock Class   Common    Authorized Shares  % 50,000,000    Par Value .001
           -------------                 ----------------            -----------
Stock Class             Auhorized Shares                   Par Value
           -------------                 ----------------            -----------

The name of the initial registered agent and the address of the registered office is: (If another corporation, use last name space)

Last Name  Kern              First & Middle Name  James M.
         -------------------                    --------------------------------

Street Address  669 Peoria Street Suite 289 Aurora, CO 80011
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                          (Include City, State, Zip)

  THE UNDERSIGNED CONSENTS TO THE APPOINTMENT AS THE INITIAL REGISTERED AGENT.

Signature of Registered Agent  /s/ JAMES KERN
                             ---------------------------------------------------

These articles are to have a delayed effective date of:
                                                       -------------------------

INCORPORATORS: Names and addresses: (If more than two, continue on a separate sheet of paper.

              NAME                                    ADDRESS
--------------------------------------- ----------------------------------------
          James M. Kern                    669 Peoria Street, Aurora CO 80011
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Incorporators who are natural persons must be 18 years or more. The undersigned, acting as incorporator(s) of a corporation under the Colorado Business Corporation Act, adopt the above Articles of Incorporation.

Signature /s/ JAMES KERN              Signature
         ----------------------------          ---------------------------------


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                              ARTICLES OF AMENDMENT
                                       TO
                          THE ARTICLES OF INCORPORATION
                                       OF
                          AUTOMOTIVE TECHNOLOGIES INC.

     Pursuant to the provisions of the Colorado Corporation Code, the undersigned, President and Secretary of AUTOMOTIVE TECHNOLOGIES INC. (the "Corporation"), hereby executes the following Articles of Amendment to its Articles of Incorporation:

     1. The name of the Corporation is AUTOMOTIVE TECHNOLOGIES INC.

     2. The following amendment to the Articles of Incorporation of the Corporation was approved at a meeting of the Shareholders of the Corporation held on May 20, 1999, in the manner prescribed by the Colorado Corporation Code:

     Article FIRST of the Articles of Incorporation of the Corporation is amended in its entirety by substitution of the following Article:

     FIRST: The name of the corporation is INTEGRATED HOMES, Inc.

     IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to the Articles of Incorporation to be executed this 20th day of May, 1999.

                                       AUTOMOTIVE TECHNOLOGIES INC.

                                       a Colorado corporation

                                       By: /s/ PHILIP SERGEANT
                                       -------------------------------
                                       Philip Sergeant,
                                       President and Secretary